THIS NOTE AND THE SECURITIES UNDERLYING THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT AS OTHERWISE AGREED BY NYFIX, INC., AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO NYFIX, INC. THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

CONVERTIBLE PROMISSORY NOTE
$2,500,000	October 1, 2007

FOR VALUE RECEIVED, the undersigned, NYFIX, INC., a Delaware corporation (the “Maker”), hereby promises to pay to the order of Whitebox Convertible Arbitrage Partners L.P., a British Virgin Islands limited partnership, or its assigns (the “Payee”), at such place as the Payee may designate in writing, the principal sum of Two Million Five Hundred Thousand Dollars ($2,500,000), or such lesser amount as shall equal the outstanding principal amount hereof, under the terms set forth herein.

1.  INTEREST. Except as otherwise provided herein, the unpaid principal balance hereof from time to time outstanding shall bear interest from the date hereof at the rate of five percent (5%) per annum.

2.  PAYMENT OF INTEREST AND PRINCIPAL. Except as otherwise provided herein, and subject to any default hereunder, the principal and interest hereof is payable as follows:

(a)  Interest is payable in cash semi-annually in arrears on December 30 and June 30 of each year (each, a “Scheduled Interest Payment”), beginning December 30, 2007.

(b)  The entire outstanding principal amount of the Note together with all accrued but unpaid interest shall be due in cash on December 30, 2009 (the “Maturity Date”).

(c)  Except as provided in Section 5 below, the Maker will have no right of early prepayment on this Note.

3.  OPTIONAL PAYMENT IN STOCK.

(a)  In lieu of making a cash payment under Section 2(a), Maker may pay the Scheduled Interest Payment, or any portion thereof, by the issuance of shares of its common stock, par value $0.001 per share (the “Common Stock”), based on the per share value of the Common Stock. For purposes of this Section 3(a), the per share value of the Common Stock as of a particular Scheduled Interest Payment date is 95% (rounded to the nearest $.01) of the average of the closing prices of Maker’s Common Stock on the Trading System for the 10 consecutive trading days ending on the first trading day prior to the particular Scheduled Interest Payment date (such 10 consecutive trading days being referred to as the “Scheduled Interest Computation Period”). For purposes of this Note, the term “Trading System” means the Nasdaq National Market or, if the securities are not then quoted on the Nasdaq National Market, the OTC Bulletin Board as reported by bigcharts.com or, if this service is discontinued, such other reporting services as is mutually acceptable to Maker and Payee.

(b)  Payment in shares of Common Stock shall be deemed to be made by the Maker by giving written notice to Payee of the number of shares being issued in such Scheduled Interest Payment and the Maker’s calculation of the per share value under Section 3(a) above; provided that certificates representing those shares are delivered to Payee within 10 business days after the due date of such Scheduled Interest Payment.

(c)  Despite the foregoing, the Maker may not issue shares of its Common Stock as payment pursuant to this Section 3 unless:

(i)  the Maker gives the Payee written notice at least one business day prior to the commencement of the relevant Scheduled Interest Computation Period of the Maker’s intention to make a payment using shares of Common Stock (and specifying the payment amount to be settled by the issuance of shares) and

(ii)  on the date that the relevant payment is due, the Maker has, pursuant to the terms of a Registration Rights Agreement dated as of December 30, 2004 between the Maker and the Payee (the “Registration Rights Agreement”), an effective registration statement under the Act and applicable state securities laws covering the public resale of such shares by Payee.

4.  CONVERSION AT THE OPTION OF PAYEE.

(a)  At any time while any portion of the principal or interest of this Note is outstanding, the Payee may give the Maker written notice of its intention to convert all or any portion of the outstanding principal and/or accrued but unpaid interest on this Note into such number of shares of the Maker’s Common Stock equal to the amount to be converted divided by the Conversion Rate in effect at such time. In connection with an election to convert pursuant to Section 4(d)(i), such written notice shall be given no later than 10 business days after the Maker gives written notice to the Payee of the proposed effective date of the Fundamental Change (as defined below). Upon receipt of the Payee’s written notice, the Maker shall cause certificates representing those shares to be delivered to Payee within 10 business days of Maker’s receipt of such notice, and payment shall be deemed to have been made on the date of such notice.

(b)  The “Conversion Rate” initially shall be $5.65.  The Conversion Rate shall be adjusted proportionally for any subsequent stock dividend or split, stock combination or other similar recapitalization, reclassification or reorganization of or affecting Maker’s Common Stock. In case of (i) any consolidation or merger to which the Maker is a party other than a merger or consolidation in which the Maker is the continuing corporation, (ii) any sale, transfer or other disposition to another corporation of all or substantially all of the Maker’s assets or (iii) any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Maker), then instead of receiving shares of Maker’s Common Stock, Payee shall have the right thereafter to receive the kind and amount of shares of stock and other securities and property which the Payee would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or transfer had the same portion of this Note been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or transfer and, in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of the Payee, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable in connection with this Note. The provisions of this subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or transfers.

(i)  If the Maker, at any time prior to the payment of the Note in full, shall issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing Section 4(b)) at a price per share less than the applicable Conversion Rate then in effect or without consideration, then the applicable Conversion Rate upon each such issuance shall be adjusted to that price (rounded to the nearest $.01) determined by multiplying the applicable Conversion Rate then in effect by a fraction, (x) the numerator of which shall be equal to the sum of (A) the number of shares of Maker’s Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock PLUS (B) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the applicable Conversion Rate then in effect, and (y) the denominator of which shall be equal to the number of shares of Maker’s Common Stock outstanding immediately after the issuance of such Additional Shares of Common Stock. The provisions of this subsection (c)(i) shall not apply under any of the circumstances for which an adjustment is provided in Section 4(b).

(ii)  For purposes of this Section 4(c), the consideration received by the Maker for any Additional Shares of Common Stock shall be computed as follows:

(A)  if it consists of cash, the consideration shall be computed at the aggregate amount of cash received by the Maker;

(B)  if it consists of securities and the value of such securities is not determinable by reference to a separate agreement, then the value shall be computed based on the average of the closing prices of the securities on the Trading System over the 30 trading-day period ending on the date of receipt by the Maker; and if there is no active public market for such securities, then the value shall be computed based on the fair market value thereof on the date of receipt by the Maker, as determined in good faith by the Maker’s board of directors;

(C)  if it consists of property other than cash and securities, the consideration shall be computed at the fair market value thereof at the time of such issuance, as determined in good faith by the Maker’s board of directors; and

(D)  if shares of Common Stock are issued together with other shares or securities or other assets of the Maker for consideration which covers both, by the proportion of such consideration so received, computed as provided in clauses A, B and C above, as determined in good faith by the Maker’s board of directors.

(iii)  For purposes of this Section 4(c), the term “Additional Shares of Common Stock” shall mean all shares of Maker’s Common Stock issued after the date of this Note, other than shares of Common Stock issued:

(A)  to employees, advisors, consultants or directors pursuant to the Javelin Technologies, Inc. 1999 Stock Option/Stock Issuance plan or stock option, stock grant, stock purchase or similar plans or arrangements approved by both the Maker’s board of directors and stockholders;

(B)  as a dividend or other distribution in connection with which an adjustment to the Conversion Rate is made;

(C)  in a merger, consolidation, acquisition or similar business combination that is approved by the Maker’s board of directors;

(D)  pursuant to credit, lease or other commercial financing arrangements approved by the Maker’s board of directors;

(E)  pursuant to any rights or agreements outstanding as of the date of this Note;

(F)  if the holders of a majority-in-interest of the then outstanding Note agree in writing that such shares shall not constitute Additional Shares of Common Stock;

(G)  upon exercise of any options, warrants or convertible securities outstanding as of the date of this Note; or

(H)  upon conversion or payment of this Note.

(i)  If and only to the extent the Payee elects to convert the Note in connection with a Fundamental Change that occurs on or prior to the Maturity Date (as so indicated by the Payee’s notice to the Maker), then the Maker shall pay a make-whole interest payment to the Payee, payable on the effective date of such Fundamental Change. The make-whole interest payment will be equal to the present value (computed using the following Discount Rate) as of the effective date of the Fundamental Change of all remaining scheduled interest payments. For purposes of this Note, the “Discount Rate” shall be equal to the lesser of (i) the average yield on the U.S. Treasury Note having a term as close as possible to the then remaining term of the Note and (ii) five percent (5%).  At the option of the Maker, the make-whole interest payment may be paid in cash or shares of the Maker’s Common Stock. If the Maker elects to issue shares of Common Stock, the number of shares of the Maker’s Common Stock to be delivered to the Payee will be equal to the make-whole interest payment amount divided by 95% of the average of the closing prices (rounded to the nearest $0.01) of the Maker’s Common Stock on the Trading System for the 10 consecutive trading days prior to but not including the effective date of such Fundamental Change (the “Fundamental Change Computation Period”).

(ii)  Despite the foregoing, the Maker may not issue shares of its Common Stock for the make-whole interest payment pursuant to Section 4(d) above unless:

(A)  the Maker gives the Payee written notice at least one business day prior to the commencement of the Fundamental Change Computation Period of the Maker’s intention to make a payment using shares of Common Stock (and specifying the payment amount to be settled by the issuance of shares) and

(B)  on the date that the relevant payment is due, the Maker has, pursuant to the terms of the Registration Rights Agreement, an effective registration statement under the Act and applicable state securities laws covering the public resale of such shares by Payee.

(iii)  A “Fundamental Change” is any transaction or event (whether by means of an exchange offer, tender offer, liquidation, consolidation, merger, combination, reclassification, reorganization, recapitalization or otherwise) in connection with which all or substantially all of the Maker’s Common Stock is exchanged for, converted into, acquired for or constitutes solely the right to receive, consideration which consists of cash and/or securities (or other property) that are not listed, or expected to be listed immediately after the transaction or event, on a U.S. national securities exchange, or not approved, or expected to be approved immediately after the transaction or event, for quotation on the Nasdaq National Market.

(e)  No fractional shares of Maker’s Common Stock shall be issued upon conversion of the Note or in connection with a make-whole interest payment. In lieu of any fractional shares to which Payee would otherwise be entitled, the Maker shall pay cash equal to the product of such fraction multiplied by the average of the closing prices of the Common Stock on the Trading System for the five consecutive trading days immediately preceding the date of the conversion.

5.  CONVERSION AT THE OPTION OF MAKER.

(a)  If, at any time while any portion of the principal or interest of this Note is outstanding, the closing price of the Maker's Common Stock has exceeded 150% of the Conversion Rate (as computed in Section 4(a) above and subject to adjustment pursuant to Sections 4(b) and 4(c)) for at least 10 trading days in the 30-trading day period ending within five trading days prior to the date of the Maker's Notice, and provided that the Maker has, pursuant to the terms of the Registration Rights Agreement, an effective registration statement under the Act and applicable state securities laws covering the public resale of such shares by Payee, then Maker may elect to cause automatic conversion of all or any portion of the outstanding principal and/or accrued but unpaid interest on this Note into shares of the Maker's Common Stock based on the Conversion Rate (as computed in Section 4(a) above and subject to adjustment pursuant to Sections 4(b) and 4(c)).The Maker shall make the election pursuant to this Section by delivering to the Payee a written notice of intent to require the automatic conversion (the “Maker’s Notice”). The Maker shall cause certificates representing such shares of Common Stock to be delivered to the Payee within 10 business days of delivering Maker’s Notice to the Payee, and payment shall be deemed to have been made on the date of the Maker’s Notice; provided, however, that Maker shall not be obligated to issue certificates representing such shares of Common Stock unless the Note is either delivered to Maker or its transfer agent, or Payee notifies Maker or its transfer agent that such Note has been lost, stolen or destroyed and executes an agreement satisfactory to Maker to indemnify Maker from any loss incurred by it in connection with such Note.

(b)  If on or before December 30, 2007, the Maker elects to automatically convert all or portion of the outstanding principal pursuant to Section 5(a), the Maker shall pay a make-whole interest payment to the Payee on the date of such conversion. The make-whole interest payment will be equal to the present value (computed using the Discount Rate) as of the date of the Maker’s Notice of all remaining scheduled interest payments. At the option of the Maker, the make-whole interest payment may be paid in cash or shares of the Maker’s Common Stock. If the Maker elects to issue shares of Common Stock, the number of shares of the Maker’s common stock to be delivered to the Payee will be equal to the make-whole interest payment amount divided by 95% of the average of the closing prices (rounded to the nearest $.01) of the Maker’s Common Stock on the Trading System for the 10 consecutive trading days ending on the first trading prior to the date of the Maker’s Notice (the “Maker Conversion Computation Period”).

(c)  Despite the foregoing, the Maker may not issue shares of its Common Stock for the make-whole interest payment pursuant to Section 5(b) above unless:

(i)  the Maker gives the Payee written notice at least one business day prior to the commencement of the Maker Conversion Computation Period of the Maker’s intention to make a payment using shares of Common Stock (and specifying the payment amount to be settled by the issuance of shares) and

(ii)  on the date that the relevant payment is due, the Maker has, pursuant to the terms of the Registration Rights Agreement, an effective registration statement under the Act and applicable state securities laws covering the public resale of such shares by Payee.

(d)  No fractional shares of Maker’s Common Stock shall be issued upon conversion of the Note or in connection with a make-whole interest payment. In lieu of any fractional shares to which Payee would otherwise be entitled, the Maker shall pay cash equal to the product of such fraction multiplied by the average of the closing prices of the Common Stock on the Trading System for the five consecutive trading days immediately preceding the date of the conversion.

6.  MAXIMUM NUMBER OF SHARES. Notwithstanding anything to the contrary contained in Sections 3, 4 and 5 of this Note, in no event will Maker issue such number of shares of Maker’s Common Stock that would exceed any cap or limitation on the number of shares (the “Maximum Share Amount”) imposed by the rules of the primary exchange on which Maker’s Common Stock is traded, relating to stockholder approval or otherwise. To the extent the number of shares of Maker’s Common Stock to be issued pursuant to this Note, when aggregated with all prior issuances of shares of Maker’s Common Stock under this Note, exceeds the Maximum Share Amount (the “Excess Shares”), Maker shall issue to Payee only such number of shares of Maker Common Stock as shall not exceed such Maximum Share Amount and shall pay Payee cash for the remainder of the amount owed. In computing the cash balance that relates to the Excess Shares, the Maker shall pay Payee the greater of (i) the actual cash amount computed under the other provisions of this Note and (ii) the fair market value of the Excess Shares, computed by reference to the average (rounded to the nearest $.01) of the closing prices of Maker’s Common Stock on the Trading System for the five consecutive trading days immediately preceding the date when the Maker would otherwise issue the Excess Shares but for the Maximum Share Amount limitation.

7.  DIVIDENDS. If, at any time while any portion of the principal or interest on the Note is outstanding, Maker declares a distribution in cash, property (including securities) or a combination thereof, whether by way of dividend or otherwise, with respect to its Common Stock, the Payee shall participate pro rata in such distribution on an as-converted basis with holders of Maker’s Common Stock.

8.  SUBORDINATION. The Note is subordinate and junior to all existing and future secured indebtedness of Maker. This Note will rank pari passu with all existing and future unsecured indebtedness of Maker, unless such other unsecured indebtedness is, by its terms or by operation of law, subordinate and junior to the unsecured indebtedness represented by this Note.

9.  DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default, upon which Payee may declare the entire principal amount of this Note, together with all accrued but unpaid interest, to be immediately due and payable in cash:

(a)  The Maker shall fail to make any payment of principal and/or accrued but unpaid interest (at the applicable rate, and including any make-whole interest amounts) when due and payable, and such failure shall continue through 15 days after Payee gives written notice of such failure to Maker.

(b)  The Maker shall be in material default of any term or provision of the Purchase Agreement of even date herewith between the parties hereto (the “Purchase Agreement”) or the Registration Rights Agreement (other than Section 2.1 thereof), and such failure shall continue through 30 days after Payee gives written notice of such default to Maker.

(c)  The Maker shall become insolvent or any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law shall be instituted by or against the Maker.

(d)  Any representation or warranty of the Maker contained in the Purchase Agreement and the Registration Rights Agreement shall have been false in any material respect on the Closing Date.

Without limiting the above, the Maker acknowledges that payments in cash or by the issuance of stock on the various scheduled due dates are of essence and that any failure to timely pay the principal or interest (within any permitted grace period) permits Payee to declare this Note immediately due in cash in its entirety without any prior notice of any kind to Maker, except for the specific notices provided above.

10.  APPLICABLE LAW. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THE NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. The Maker consents to the personal jurisdiction and forum convenience of the state and federal courts located in Hennepin County, Minnesota, with respect to any action by the Payee to enforce the provisions of this Note. The Payee consents to the personal jurisdiction and forum convenience of the state and federal courts located in the borough of Manhattan, New York County, New York, with respect to any action by the Maker to enforce the provisions of this Note.

11.  WAIVERS. The Maker hereby waives presentment for payment, notice of dishonor, protest and notice of payment and all other notices of any kind in connection with the enforcement of this Note. Any provision of this Note may be amended, waived or modified upon the written consent of Maker and Payee.

12.  NO SETOFFS. The Maker shall pay principal and interest under the Note without any deduction for any setoff or counterclaim.

13.  COSTS OF COLLECTION. If this Note is not paid when due, the Maker shall pay Payee’s reasonable costs of collection, including reasonable attorney’s fees.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has hereunto affixed its signature.

                                                NYFIX, INC.

                                                By /s/ Steven R. Vigliotti

                                                Its CFO